Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Bristol Myers Squibb
PO. Box 4000, Route 206 & Province Line Road, Princeton, NJ 08543-4000

SENT BY EMAIL AS PDF
January 16, 2024
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland
Attn: Company Secretary

Re:    [***]
Dear Ms. Yvonne Tchrakian:
Reference is made to the Master Collaboration Agreement between Prothena Biosciences Limited, an Irish private limited company (hereinafter "Prothena"), and Celgene Switzerland LLC, a Delaware limited liability company and a subsidiary of Bristol-Myers Squibb Company (hereinafter "Celgene"), having an effective date of March 20, 2018 (the “MCA”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties.” The terms in this letter agreement with initial letters capitalized shall have the meaning set forth in this letter agreement, and if not defined in this letter agreement, shall have the meaning set forth in the MCA.
[***] The Parties mutually agree to amend the MCA [***] as follows:
1.)[***]

2.)[***]

The provisions of this letter agreement shall constitute an amendment to the MCA, and, to the extent that any term or provision of this letter agreement may be deemed expressly inconsistent with any term or provision in the MCA, this letter agreement shall govern and control. Except as expressly modified by the terms of this letter agreement, all of the terms, conditions, and provisions of the MCA shall remain unchanged, unmodified and in full force and effect.
This letter agreement shall be governed by Article 12 of the MCA and this letter agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart to the extent delivered by Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please have an authorized representative of Prothena sign below where indicated and return an executed copy to me at the address listed below. Upon the signing of this letter agreement by Prothena, this letter agreement shall be a binding agreement between and effective as of January 16, 2024.

Sincerely,
                Celgene Switzerland, LLC
                By:    /s/ Blake Benner
Name:    Blake Benner
                Title:    Director, Global Alliances, S&BD

The terms of this letter agreement are acknowledged and agreed:
Prothena Biosciences Limited

By:     /s/ Yvonne Tchrakian
Name:    Yvonne Tchrakian
Title:     Director and Company Secretary
Date:    January 16, 2024

cc: Prothena Bioscience Inc, 1800 Sierra Point Parkway, Brisbane, CA 94005, USA, Attn: Legal Department

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bristol Myers Squibb
PO. Box 4000, Route 206 & Province Line Road, Princeton, NJ 08543-4000

SENT BY EMAIL AS PDF
February 2, 2024
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland
Attn: Company Secretary

Re:    [***]
Dear Ms. Yvonne Tchrakian:
Reference is made to the Master Collaboration Agreement between Prothena Biosciences Limited, an Irish private limited company (hereinafter "Prothena"), and Celgene Switzerland LLC, a Delaware limited liability company and a subsidiary of Bristol-Myers Squibb Company (hereinafter "Celgene"), having an effective date of March 20, 2018 (the “MCA”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties.” The terms in this letter agreement with initial letters capitalized shall have the meaning set forth in this letter agreement, and if not defined in this letter agreement, shall have the meaning set forth in the MCA.
[***] On January 16, 2024, the Parties amended the MCA [***] (the “16Jan2024 Agreement”). The Parties now mutually agree to amend the MCA and the 16Jan2024 Agreement [***] as follows:
1.)[***]

2.)[***]

The provisions of this letter agreement shall constitute an amendment to the MCA and the 16Jan2024 Agreement, and, to the extent that any term or provision of this letter agreement may be deemed expressly inconsistent with any term or provision in the MCA or the 16Jan2024 Agreement, this letter agreement shall govern and control. Except as expressly modified by the terms of this letter agreement, all of the terms, conditions, and provisions of the MCA shall remain unchanged, unmodified and in full force and effect.
This letter agreement shall be governed by Article 12 of the MCA and this letter agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart to the extent delivered by Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please have an authorized representative of Prothena sign below where indicated and return an executed copy to me at the address listed below. Upon the signing of this letter agreement by Prothena, this letter agreement shall be a binding agreement between and effective as of February 2, 2024.

Sincerely,
                Celgene Switzerland, LLC
                By:    /s/ Nisha Zaidi
Name:    Nisha Zaidi
                Title:    Manager
The terms of this letter agreement are acknowledged and agreed:
Prothena Biosciences Limited

By:     /s/ Yvonne M. Tchrakian
Name:    Yvonne M. Tchrakian
Title:     Director and Company Secretary
Date:    February 2, 2024
cc: Prothena Bioscience Inc, 1800 Sierra Point Parkway, Brisbane, CA 94005, USA, Attn: Legal Department

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bristol Myers Squibb
PO. Box 4000, Route 206 & Province Line Road, Princeton, NJ 08543-4000

SENT BY EMAIL AS PDF
March 15, 2024
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland
Attn: Company Secretary

Re:    Extension of Initial Research Term
Dear Ms. Yvonne Tchrakian:
Reference is made to the Master Collaboration Agreement between Prothena Biosciences Limited, an Irish private limited company (hereinafter "Prothena"), and Celgene Switzerland LLC, a Delaware limited liability company and a subsidiary of Bristol-Myers Squibb Company (hereinafter "Celgene"), having an effective date of March 20, 2018 (the “MCA”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties.” The terms in this letter agreement with initial letters capitalized shall have the meaning set forth in this letter agreement, and if not defined in this letter agreement, shall have the meaning set forth in the MCA.
The Parties mutually agree to amend the MCA by striking Section 1.41 of the MCA, the definition of “Initial Research Term”, and replacing it as follows:
“1.41 “Initial Research Term” means the period beginning on the Effective Date and ending on [***].”

The provisions of this letter agreement shall constitute an amendment to the MCA, and, to the extent that any term or provision of this letter agreement may be deemed expressly inconsistent with any term or provision in the MCA, this letter agreement shall govern and control. Except as expressly modified by the terms of this letter agreement, all of the terms, conditions, and provisions of the MCA shall remain unchanged, unmodified and in full force and effect.
This letter agreement shall be governed by Article 12 of the MCA and this letter agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart to the extent delivered by Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please have an authorized representative of Prothena sign below where indicated and return an executed copy to me at the address listed below. Upon the signing of this letter agreement by Prothena, this letter agreement shall be a binding agreement between and effective as of March 15, 2024.

Sincerely,
                Celgene Switzerland, LLC
                By:    /s/ Blake Benner
Name:    Blake Benner
                Title:    Authorized Signatory
The terms of this letter agreement are acknowledged and agreed:
Prothena Biosciences Limited

By:     /s/ Yvonne M. Tchrakian
Name:    Yvonne M. Tchrakian
Title:     Director and Company Secretary
Date:    March 15, 2024
cc: Prothena Biosciences Inc, 1800 Sierra Point Parkway, Brisbane, CA 94005, USA, Attn: Legal Department

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bristol Myers Squibb
PO. Box 4000, Route 206 & Province Line Road, Princeton, NJ 08543-4000

SENT BY EMAIL AS PDF
May 1, 2024
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland
Attn: Company Secretary

Re:    [***]
Dear Ms. Yvonne Tchrakian:
Reference is made to the Master Collaboration Agreement between Prothena Biosciences Limited, an Irish private limited company (hereinafter "Prothena"), and Celgene Switzerland LLC, a Delaware limited liability company and a subsidiary of Bristol-Myers Squibb Company (hereinafter "Celgene"), having an effective date of March 20, 2018 (the “MCA”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties.” The terms in this letter agreement with initial letters capitalized shall have the meaning set forth in this letter agreement, and if not defined in this letter agreement, shall have the meaning set forth in the MCA.
[***] On January 16, 2024, the Parties amended the MCA [***] (the “16Jan2024 Agreement”). On February 2, 2024, the Parties amended the MCA and the 16Jan2024 Agreement [***] (“02Feb2024 Agreement”). The Parties now mutually agree to amend the MCA, the 16Jan2024 Agreement, and the 02Feb2024 Agreement [***] as follows:
1.)[***]

2.)[***]

The provisions of this letter agreement shall constitute an amendment to the MCA, 16Jan2024 Agreement, and the 02February2024 Agreement, and, to the extent that any term or provision of this letter agreement may be deemed expressly inconsistent with any term or provision in the MCA,16Jan2024 Agreement, or the 02February2024 Agreement, this letter agreement shall govern and control. Except as expressly modified by the terms of this letter agreement, all of the terms, conditions, and provisions of the MCA shall remain unchanged, unmodified and in full force and effect.
This letter agreement shall be governed by Article 12 of the MCA and this letter agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart to the extent delivered by Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

Please have an authorized representative of Prothena sign below where indicated and return an executed copy to me at the address listed below. Upon the signing of this letter agreement by Prothena, this letter agreement shall be a binding agreement between and effective as of May 1, 2024.

[signature page follows]

Sincerely,
                Celgene Switzerland, LLC
                By:    /s/ Maureen Gibbons
Name:    Maureen Gibbons
                Title:    Authorized Signatory
The terms of this letter agreement are acknowledged and agreed:
Prothena Biosciences Limited

By:     /s/ Yvonne M. Tchrakian
Name:    Yvonne M. Tchrakian
Title:     Director and Company Secretary
Date:    May 2, 2024
cc: Prothena Bioscience Inc, 1800 Sierra Point Parkway, Brisbane, CA 94005, USA, Attn: Legal Department

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bristol Myers Squibb
PO. Box 4000, Route 206 & Province Line Road, Princeton, NJ 08543-4000

SENT BY EMAIL AS PDF
May 1, 2024
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland
Attn: Company Secretary

Re:    Extension of Initial Research Term
Dear Ms. Yvonne Tchrakian:
Reference is made to the Master Collaboration Agreement between Prothena Biosciences Limited, an Irish private limited company (hereinafter "Prothena"), and Celgene Switzerland LLC, a Delaware limited liability company and a subsidiary of Bristol-Myers Squibb Company (hereinafter "Celgene"), having an effective date of March 20, 2018, and as amended by Prothena and Celgene on March 15, 2024 (the “MCA”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties.” The terms in this letter agreement with initial letters capitalized shall have the meaning set forth in this letter agreement, and if not defined in this letter agreement, shall have the meaning set forth in the MCA.
The Parties mutually agree to amend the MCA by striking Section 1.41 of the MCA, the definition of “Initial Research Term”, and replacing it as follows:
“1.41 “Initial Research Term” means the period beginning on the Effective Date and ending on May 24, 2024.”

The provisions of this letter agreement shall constitute an amendment to the MCA, and, to the extent that any term or provision of this letter agreement may be deemed expressly inconsistent with any term or provision in the MCA, this letter agreement shall govern and control. Except as expressly modified by the terms of this letter agreement, all of the terms, conditions, and provisions of the MCA shall remain unchanged, unmodified and in full force and effect.
This letter agreement shall be governed by Article 12 of the MCA and this letter agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart to the extent delivered by Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Please have an authorized representative of Prothena sign below where indicated and return an executed copy to me at the address listed below. Upon the signing of this letter agreement by Prothena, this letter agreement shall be a binding agreement between and effective as of May 1, 2024.

Sincerely,
                Celgene Switzerland, LLC
                By:    /s/ Nisha Zaidi
Name:    Nisha Zaidi
                Title:    Authorized Signatory
The terms of this letter agreement are acknowledged and agreed:
Prothena Biosciences Limited

By:     /s/ Yvonne M. Tchrakian
Name:    Yvonne M. Tchrakian
Title:     Director and Company Secretary
Date:    May 2, 2024
cc: Prothena Biosciences Inc, 1800 Sierra Point Parkway, Brisbane, CA 94005, USA, Attn: Legal Department